                                                                     Exhibit 4.3

================================================================================

                                2002 Series A1&B1
                         Supplemental Indenture of Trust

                                 by and between

                        Education Funding Capital Trust-I

                                       and

                                Fifth Third Bank,
                              as Indenture Trustee

                                       and

                                Fifth Third Bank,
                        as Trust Eligible Lender Trustee

                           Authorizing the Issuance of

                                 $1,023,000,000
                        Education Funding Capital Trust-I
                    Auction Rate Education Loan Backed Notes
                                2002 Series A1&B1

                          Dated as of February  , 2003

================================================================================

                        Education Funding Capital Trust-I

Reconciliation and tie between Trust Indenture Act of 1939 and Indenture of Trust dated as of May 1, 2002, as amended.

Trust Indenture                                                      Indenture
  Act Section                                                         Section
---------------                                                    -------------
Section 310(a)(1)&(2)...........................................   6.22
           (a)(3) ..............................................   N/A
           (a)(4) ..............................................   6.08
           (a)(5) ..............................................   6.22
           (b)    ..............................................   6.20
           (c)    ..............................................   N/A
Section 311(a)    ..............................................   6.25
           (b)    ..............................................   6.25
           (c)    ..............................................   N/A
Section 312(a)    ..............................................   8.14
           (b)    ..............................................   8.14
           (c)    ..............................................   8.14
Section 313(a)    .............................................   11.04
           (b)    .............................................   11.04
           (c)    ..............................................   3.17
           (d)    ..............................................   3.17
Section 314(a)(1)-(3)...........................................   3.17
           (a)(4) ..............................................   3.18
           (b)    ..............................................   3.09
           (c)    .............................................   11.06(a)
           (d)    .............................................   11.06 (c)(e)
           (e)    .............................................   11.06 (a)
           (f)    .............................................   11.06 (k)
Section 315(a)    ..............................................   6.01(a), 6.06
           (b)    ..............................................   7.04
           (c)    ..............................................   6.01(b)
           (d)(1)(2)............................................   6.06
           (d)(3) ..............................................   5.11
           (e)    ..............................................   8.18
Section 316(a)(1)(A)............................................   5.11
           (a)(1)(B)............................................   5.14
           (a)(2) ..............................................   N/A
           (b)    ..............................................   5.12
           (c)    ..............................................   N/A
Section 317(a)(1) ..............................................   3.19
           (a)(2) ..............................................   6.24
           (b)    ..............................................   4.11
Section 318(a)    ..............................................   8.07

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture. Attention should also be directed to Section 318(c) of the 1939 Act, which provides that the provisions of Sections 310 to and including 317 of the 1939 Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                                Table of Contents

                                    Article I

                         Definitions and Use of Phrases

                                   Article II

                         2002 Series A1&B1 Note Details,
                        Form of 2002 Series A1&B1 Notes,
                    And Redemption of 2002 Series A1&B1Notes

Section 2.01   2002 Series A1&B1 Note Details..................................9
Section 2.02   Redemption of the 2002 Series A1&B1 Notes......................12
Section 2.03   Delivery of 2002 Series A1&B1 Notes............................13
Section 2.04   Trustee's Authentication Certificate...........................14
Section 2.05   No Proceed From Issuance of 2002 Series A1&B1 Notes............14
Section 2.06   Excess Reserve Fund Amounts....................................14
Section 2.07   Forms of 2002 Series A1&B1 Notes...............................14
Section 2.08   Regarding Acquisition Fund.....................................14

                                   Article III

                               General Provisions

Section 3.01   Date of Execution..............................................14
Section 3.02   Laws Governing.................................................14
Section 3.03   Severability...................................................15
Section 3.04   Exhibits and Appendices........................................15

                                   Article IV

                     Amendment and Ratification of Indenture

Section 4.01   Previous Amendments to Indenture...............................15
Section 4.02   Amendment and Restatement of Section 6.17 of Indenture.........15
Section 4.03   Amendment and Restatement of Section 6.25 of Indenture.........15
Section 4.04   Addition of Section 8.18 of Indenture..........................15
Section 4.05   Amendment and Restatement of Section 11.04 of Indenture........16
Section 4.06   Addition of Section 11.05 of Indenture.........................16
Section 4.07   Addition of Section 11.06 of Indenture.........................19
Section 4.08   Ratification of Indenture......................................19
Section 4.09   Ratification of Supplemental Indentures........................19

Appendix A     Certain Terms and Provisions of the Auction Rate Notes
Exhibit A-1    Form of Series A1 Notes
Exhibit A-2    Form of Series B1 Notes
Exhibit B      Notice of Payment Default
Exhibit C      Notice of Cure of Payment Default
Exhibit D      Notice of Proposed Change in Length of One or More Auction Periods
Exhibit E      Notice Establishing Change in Length of One or More Auction Periods
Exhibit F      Notice of Change In Auction Date - William R. Hough & Co.

                2002 Series A1&B1 Supplemental Indenture of Trust


     This 2002 Series A1&B1 Supplemental Indenture of Trust (this "Supplemental Indenture") dated as of [February ,] 2003 is by and between Education Funding


Capital Trust-I, a Delaware business trust (the "Issuer"), Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, as indenture trustee (the "Indenture Trustee"), and Fifth Third Bank, a banking corporation organized under the laws of the State of Ohio, as Trust Eligible Lender Trustee (the "Trust Eligible Lender Trustee"). All capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof.

                              W I T N E S S E T H:


     Whereas, the Issuer has previously entered into an Indenture of Trust dated as of May 1, 2002 (the "Indenture"), among the Issuer, the Indenture Trustee and the Trust Eligible Lender Trustee, as supplemented by the 2002-1 Series A&B Supplemental Indenture of Trust, dated as of May 1, 2002 (the "2002-1 Series A&B Supplemental Indenture"), as supplemented and amended by the 2002-2 Series A&B Supplemental Indenture of Trust, dated as of August 1, 2002 (the "2002-2 Series A&B Supplemental Indenture"), and supplemented and amended by the Third Supplemental Indenture of Trust, dated as of December 23, 2002 (the "Third Supplemental Indenture");


     Whereas, the Issuer desires to enter into this Supplemental Indenture to issue Notes pursuant to the terms of the Indenture, including Section 1.08 thereof, and to amend and restate certain sections of the Indenture and to add additional sections to the Indenture;


     Whereas, the Issuer desires to modify, amend and supplement the Indenture to permit the qualification hereof and thereof under the Trust Indenture Act of 1939 and to permit the qualification of the Notes for sale under the securities laws of the United States of America and any of the states of the United States of America;


     Whereas, the Issuer previously issued $525,000,000 of its Auction Rate Education Loan Backed Notes, 2002-1 Series A&B (the "2002-1 Series A&B Notes"), consisting of seven classes designated as 2002-1 Series A and one class designated as 2002-1 Series B and issued $500,000,000 of its Auction Rate Education Loan Backed Notes, 2002-2 Series A&B (the "2002-2 Series A&B Notes"), consisting of six classes designated as 2002-2 Series A and one class designated as 2002-2 Series B;

     Whereas, the 2002-1 Series A&B Notes and the 2002-2 Series A&B Notes are Unregistered Notes;

     Whereas, the Issuer has determined to offer to exchange Registered Notes for the Unregistered Notes;

     Whereas, the Issuer represents that it is duly created as a business trust under the laws of the State of Delaware and, in connection with the Exchange Offer, has by proper action duly authorized the issuance of $1,023,000,000 of its Auction Rate Education Loan Backed Notes, 2002 Series A1&B1 (the "2002 Series A1&B1 Notes"), consisting of thirteen classes designated as Series 2002 A1 (the "Series A1 Notes") and two classes designated as Series 2002 B1 (the "Series B1 Notes")(collectively the "Registered Notes"), and it has by proper action authorized the execution and delivery of this Supplemental Indenture;

     Whereas, the 2002 Series A1&B1 Notes constitute Notes as defined in the Indenture;

     Whereas, in connection with the consummation of the Exchange Offer, the Issuer, the Trust Eligible Lender Trustee and the Indenture Trustee are executing and delivering this Supplemental Indenture in order to (i) provide for the issuance of the Registered Notes and the terms upon which the Registered Notes will be issued and Outstanding upon consummation of the Exchange Offer, and (ii) to confirm the issuance of the Unregistered Notes and the terms upon which the Unregistered Notes have been issued and will remain Outstanding upon the consummation of the Exchange Offer; and

     Whereas, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth.

     Now, Therefore, it is mutually covenanted and agreed as follows:

                                    Article I

                         Definitions and Use of Phrases

     All words and phrases defined in Appendix A of the Indenture shall have the same meaning in this Supplemental Indenture, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Supplemental Indenture unless the context clearly requires otherwise:

     "Authorized Denominations" shall mean $50,000 and any integral multiple thereof for the 2002 Series A1&B1 Notes.

     "Date of Issuance" shall mean, with respect to the 2002 Series A1&B1 Notes,
[          ,] 2003.
 ------- --

     "Exchange Agent" shall mean Fifth Third Bank, Corporate Trust Department as agent for the Issuer in connection with the Exchange Offer.

     "Exchange Offer" shall mean the offer of the Issuer to exchange each Series of the Unregistered Notes for like Series of the Registered Notes.

     "Exchange Offer Registration Statement" shall mean the registration statement (together with all amendments and exhibits thereto) filed by the Issuer with the Commission under the Securities Act of 1933 (the "Securities Act") and declared effective by the Commission on

[January 24,] 2003 whereby, pursuant to the Exchange Offer, all or part of the Unregistered Notes of a Series are exchanged for Registered Notes of the same Series.


     "Rating Agency" shall mean, collectively, Fitch, Moody's, and S&P.

     "Record Date" shall mean, with respect to each Payment Date, the Business Day immediately preceding such Payment Date.

     "Registered Notes" shall mean, with respect to any Notes, Notes which are registered under the Securities Act.

     "Required Parity Percentage" shall mean 100.5% so long as any 2002 Series A1&B1 Notes are Outstanding; provided, however, that the Required Parity Percentage may be reduced upon receipt of a Rating Confirmation.

     "Required Senior Parity Percentage" shall mean 105% so long as any 2002 Series A1&B1 Notes are Outstanding; provided, however, that the Required Senior Parity Percentage may be reduced upon receipt of a Rating Confirmation.

     "Reserve Fund Requirement" shall mean 0.5% of the 2002 Series A1&B1 Notes Outstanding and any Unregistered Notes Outstanding; provided, however, that so long as any Registered Notes or Unregistered Notes remain Outstanding there shall be at least $600,000 on deposit in the Reserve Fund. Further, such percentages and amounts may be changed upon satisfaction of the Rating Agency Condition.

     "Series A Notes" shall mean, collectively, the Series A-1 Notes, the Series A-2 Notes, the Series A-3 Notes, the Series A-4 Notes, the Series A-5 Notes, the Series A-6 Notes, the Series A-7 Notes, the Series A-8 Notes, the Series A-9 Notes, the Series A-10 Notes, the Series A-11 Notes, the Series A-12 Notes, and the Series A-13 Notes.

     "Series B Notes" shall mean, collectively, the Series B-1 Notes and the Series B-2 Notes.

     "Series B-1 Notes" shall mean the $33,700,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 B-1, issued pursuant to the 2002-1 Series A&B Supplemental Indenture.

     "Series B-2 Notes" shall mean the $32,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 B-2, issued pursuant to the 2002-2 Series A&B Supplemental Indenture.

     "Series A1 Notes" shall mean, collectively, the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes, the Series A1-4 Notes, the Series A1-5 Notes, the Series A1-6 Notes, the Series A1-7 Notes, the Series A1-8 Notes, the Series A1-9 Notes, the Series A1-10 Notes, the Series A1-11 Notes, the Series A1-12 Notes, and the Series A1-13 Notes, which Series A1 Notes are designated as "Senior Notes" for all purposes of the Indenture and this Supplemental Indenture.

     "Series A1-1 Notes" shall mean the $75,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-1.

     "Series A1-2 Notes" shall mean the $75,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-2.

     "Series A1-3 Notes" shall mean the $75,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-3.

     "Series A1-4 Notes" shall mean the $67,800,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-4.

     "Series A1-5 Notes" shall mean the $64,500,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-5.

     "Series A1-6 Notes" shall mean the $66,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-6.

     "Series A1-7 Notes" shall mean the $66,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-7.

     "Series A1-8 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-8.

     "Series A1-9 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-9.

     "Series A1-10 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-10.

     "Series A1-11 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-11.

     "Series A1-12 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-12.

     "Series A1-13 Notes" shall mean the $78,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 A1-13.

     "Series B1 Notes" shall mean, collectively, the Series B1-1 Notes and the Series B1-2 Notes, which Notes are designated as "Subordinate Notes" for all purposes of the Indenture and this Supplemental Indenture.

     "Series B1-1 Notes" shall mean the $33,700,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 B1-1.

     "Series B1-2 Notes" shall mean the $32,000,000 Education Funding Capital Trust-I, Auction Rate Education Loan Backed Notes, Series 2002 B1-2.

     "Servicing Agreement" shall mean, collectively, (i) the Servicing Agreement dated as of May 1, 2002, as supplemented and amended from time to time, between the Issuer and the Servicer, and (ii) the Subservicing Agreement.

     "Subservicer" shall mean Great Lakes Educational Loan Services, Inc., its successors and assigns and, subject to the Rating Agency Condition, any other subservicer designated pursuant to the Servicing Agreement.

     "Subservicing Agreement" shall mean the Subservicing Agreement dated as of May 1, 2002, as supplemented and amended from time to time, between the Servicer and the Subservicer and, subject to the Rating Agency Condition, any other subservicer designated pursuant to the Servicing Agreement.

     "2002 Series A1&B1 Notes" shall mean, collectively, the Education Funding Capital Trust - I, Auction Rate Education Loan Backed Notes, Series A1 Notes and Series B1 Notes issued pursuant to this Supplemental Indenture in the aggregate principal amount of $1,023,000,000.

     "Unregistered Notes" shall mean Notes issued under the 2002-1 Series A&B Supplemental Indenture and the 2002-2 Series A&B Supplemental Indenture which are not registered under the Securities Act.

     The following terms shall have the meaning given in the 2002-1 Series A&B Supplemental Indenture: "Series A-1 Notes," "Series A-2 Notes," "Series A-3 Notes," "Series A-4 Notes," "Series A-5 Notes," "Series A-6 Notes" and "Series A-7 Notes."

     The following terms shall have the meaning given in the 2002-2 Series A&B Supplemental Indenture: "Series A-8 Notes," "Series A-9 Notes," "Series A-10 Notes," "Series A-11 Notes," "Series A-12 Notes" and "Series A-13 Notes."

     Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Supplemental Indenture and the Appendices hereto. Capitalized terms not otherwise defined herein, shall have the meaning given in the Indenture.

     In the event that any term or provision contained herein with respect to the 2002 Series A1&B1 Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplemental Indenture shall govern.

                                   Article II

                         2002 Series A1&B1 Note Details,
                        Form of 2002 Series A1&B1 Notes,
                    And Redemption of 2002 Series A1&B1 NOTES

     Section 2.01 2002 Series A1&B1 Note Details. In connection with the consummation of the Exchange Offer, there is authorized under this Supplemental Indenture the issuance by the Issuer of the following Registered Notes to be exchanged for the Unregistered Notes of the same Series and of the aggregate principal amount that have been properly tendered and accepted by the Exchange Agent. The aggregate principal amount of the 2002 Series A1&B1 Notes that may be initially authenticated and delivered under this Supplemental Indenture is limited to, and shall be individually issued in fifteen (15) separate series consisting of $75,000,000 of Series A1-1 Notes, $75,000,000 of Series A1-2 Notes, $75,000,000 of Series A1-3 Notes, $67,800,000 of Series A1-4 Notes, $64,500,000 of Series A1-5 Notes, $66,000,000 of Series A1-6 Notes, $66,000,000
of Series A1-7 Notes, $78,000,000 of Series A1-8 Notes, $78,000,000 of Series A1-9 Notes, $78,000,000 of Series A1-10 Notes, $78,000,000 of Series A1-11
Notes, $78,000,000 of Series A1-12 Notes, $78,000,000 of Series A1-13 Notes, $33,700,000 of Series B1-1 Notes and $32,000,000 of Series B1-2 Notes, except for 2002 Series A1&B1 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Section 1.03 of the Indenture. The 2002 Series A1&B1 Notes shall be issuable only as fully registered notes in the Authorized Denominations. The Series A1 Notes shall be designated "Series 2002 A1-1," the "Series 2002 A1-2," "Series 2002 A1-3," the "Series 2002 A1-4," the
"Series 2002 A1-5," "Series 2002 A1-6," the "Series 2002 A1-7," the "Series 2002
A1-8," "Series 2002 A1-9," the "Series 2002 A1-10," the "Series 2002 A1-11,"
"Series 2002 A1-12," and the "Series 2002 A1-13" and the Notes of each Series shall be numbered separately from 1 upwards. The Series B1 Notes shall be designated "Series 2002 B1-1" and "Series 2002 B1-2" and shall be numbered separately from 1 upwards.


     The Series A1 Notes and Series B1 Notes may be exchanged for Series A Notes and Series B Notes, respectively, validly tendered and not validly withdrawn, pursuant to the Exchange Offer and the Exchange Registration Statement, as follows:


          Series A-1 Notes for Series A1-1 Notes;
          Series A-2 Notes for Series A1-2 Notes;
          Series A-3 Notes for Series A1-3 Notes;
          Series A-4 Notes for Series A1-4 Notes;
          Series A-5 Notes for Series A1-5 Notes;
          Series A-6 Notes for Series A1-6 Notes;
          Series A-7 Notes for Series A1-7 Notes;
          Series A-8 Notes for Series A1-8 Notes;
          Series A-9 Notes for Series A1-9 Notes;
          Series A-10 Notes for Series A1-10 Notes;
          Series A-11 Notes for Series A1-11 Notes;
          Series A-12 Notes for Series A1-12 Notes;
          Series A-13 Notes for Series A1-13 Notes;

          Series B-1 Notes for Series B1-1 Notes; and
          Series B-2 Notes for Series B1-2 Notes.

     The 2002 Series A1&B1 Notes (collectively, the "Auction Rate Notes") shall be dated their Date of Issuance and shall bear interest from the most recent Payment Date (as defined in Appendix A to this Supplemental Indenture) to which interest has been paid on the Unregistered Notes of the Series for which the Registered Notes of the same Series are exchanged. The 2002 Series A1&B1 Notes shall mature on June 1, 2042. Interest on the Auction Rate Notes shall be computed on the basis of a 360-day year and actual days elapsed. The terms of and definitions related to the Auction Rate Notes are found in Article I hereof and Appendix A to this Supplemental Indenture. No premium payments shall be paid on the 2002 Series A1&B1 Notes issued under this Supplemental Indenture.

     The principal of the 2002 Series A1&B1 Notes due at its Stated Maturity or redemption in whole shall be payable at the Corporate Trust Office of the Indenture Trustee, or such other location as directed by the Indenture Trustee, or at the principal office of its successor in trust upon presentation and surrender of the 2002 Series A1&B1 Notes. Payment of interest and principal paid subject to a redemption on any 2002 Series A1&B1 Note shall be made to the Noteholder thereof by check or draft mailed on the Payment Date by the Indenture Trustee to the Noteholder at his address as it last appears on the registration books kept by the Indenture Trustee at the close of business on the Record Date for such Payment Date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Noteholder thereof at the close of business on the Record Date and shall be payable to the Noteholder thereof at the close of business on a special record date (a "Special Record Date") for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Indenture Trustee whenever moneys become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Noteholders of the 2002 Series A1&B1 Notes not less than ten (10) days prior thereto by first-class mail to each such Noteholder as shown on the Indenture Trustee's registration books on the date selected by the Indenture Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Payment of interest to the Securities Depository or its nominee shall, and at the written request addressed to the Indenture Trustee of any other Noteholder owning at least $1,000,000 principal amount of the 2002 Series A1&B1 Notes, payments of interest shall, be paid by wire transfer within the United States to the bank account number filed no later than the Record Date or Special Record Date with the Indenture Trustee for such purpose. All payments on the 2002 Series A1&B1 Notes shall be made in lawful money of the United States of America.

     (a) Except as otherwise provided in this Section, the Series A1 Notes and Series B1 Notes in the form of one global note for each Series shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Series A1 Note and Series B1 Note shall be registered in the name of CEDE & CO., as the nominee of The Depository Trust Company. Except as provided in subsection (d) of this Section, the Series A1 Notes and Series B1 Notes may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Issuer or to a nominee of such successor Securities Depository. Each global note shall bear a legend substantially to the following effect: "Except as otherwise provided in the Indenture, this global note may be transferred, in whole but not in part, only to another nominee of the Securities Depository (as defined in the Indenture) or to a successor Securities Depository or to a nominee of a successor Securities Depository."

     (b) Except as otherwise provided herein, the Issuer and the Indenture Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Series A1 Notes and Series B1 Notes, (ii) the delivery to any Agent Member, beneficial owner of the Series A1 Notes and Series B1 Notes or other Person, other than the Securities Depository, of any notice with respect to the Series A1 Notes and Series B1 Notes or (iii) the payment to any Agent Member, beneficial owner of the Series A1 Notes and Series B1 Notes or other Person, other than the Securities Depository, of any amount with respect to the principal of or interest on the Series A1 Notes and Series B1 Notes. So long as the certificates for the Series A1 Notes and Series B1 Notes issued under this Supplemental Indenture are not issued pursuant to subsection (c) of this Section the Issuer and the Indenture Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Series A1 Notes and Series B1 Notes for all purposes whatsoever, including, without limitation, (A) the payment of principal of and interest on such Series A1 Notes and Series B1 Notes, (B) giving notices of redemption and other matters with respect to such Series A1 Notes and Series B1 Notes and (C) registering transfers with respect to such Series A1 Notes and Series B1 Notes. In connection with any notice or other communication to be provided to the Noteholders pursuant to this Supplemental Indenture by the Issuer or the Indenture Trustee with respect to any consent or other action to be taken by the Noteholders, the Issuer or the Indenture Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of the Series A1 Notes and Series B1 Notes, give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Noteholder.

     (c) If at any time the Securities Depository notifies the Issuer and the Indenture Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Series A1 Notes and Series B1 Notes or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, subsections (a) and (b) of this Section shall no longer be applicable and the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Series A1 Notes and Series B1 Notes as provided below. In addition, the Issuer may determine at any time that the Series A1 Notes and Series B1 Notes shall no longer be represented by global certificates and that the provisions of subsections (a) and (b) of this Section shall no longer apply to the Series A1 Notes and Series B1 Notes. In such event, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Series A1 Notes and Series B1 Notes as provided below. Certificates for the Series A1 Notes and Series B1 Notes issued in exchange for a global certificate pursuant to this subsection shall be registered in such names and authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct in writing to the Issuer and the Indenture Trustee, and upon which written instructions the Indenture Trustee may rely without investigation. The Indenture Trustee shall promptly deliver such certificates representing the Series A1 Notes and Series B1 Notes to the Persons in whose names such Notes are so registered.

     Section 2.02 Redemption of the 2002 Series A1&B1 Notes.

     (a) Mandatory Redemption. If on any Determination Date the Parity Percentage is not equal to at least the Required Parity Percentage, the 2002 Series A1&B1 Notes are subject to mandatory redemption, in whole or in part, on any interest Payment Date from Revenues on deposit in the Principal Fund; provided, however, that during any Revolving Period, upon Issuer Order, after any transfer to the Operating Fund in respect of Program Expenses and after the transfers required by Sections 4.03(b)(i) through (v) of the Indenture, moneys remaining on deposit in the Revenue Fund shall be transferred to the Acquisition Fund and used for the acquisition or origination of other Student Loans.

     The 2002 Series A1&B1 Notes are also subject to mandatory redemption, in whole or in part, on any interest Payment Date, from Revenues representing Recoveries of Principal on deposit in the Principal Fund or from Revenues transferred to the Principal Fund pursuant to Section 4.03(b)(ix) of the Indenture. Series B1 Notes shall be redeemed only to the extent that after such payment the Senior Parity Percentage shall not be less than the Required Senior Parity Percentage.

     (b) Optional Redemption of 2002 Series A1&B1 Notes. The 2002 Series A1&B1 Notes are subject to redemption, in whole or in part, at the option of the Issuer on any regularly scheduled interest Payment Date. Carryover amounts and interest on the carryover amounts will be paid prior to any optional redemption of 2002 Series A1&B1 Notes. To the extent funds are available in the Interest Fund to pay carryover amounts and interest on carryover amounts on any Payment Date, such funds will be allocated first to pay carryover amounts and interest on carryover amounts on 2002 Series A1&B1 Notes subject to mandatory redemption on such Payment Date. Any carryover amount and interest on the carryover amount not paid on the date a 2002 Series A1&B1 Note is redeemed pursuant to mandatory redemption will be cancelled and not paid on that Note on any subsequent date.

     (c) Redemption Price. Any 2002 Series A1&B1 Notes redeemed pursuant to
Section 2.02(a) or (b) hereof shall be redeemed at a price equal to the principal balance of such Notes plus accrued interest to the date of redemption.

     (d) Limitation of Redemption of Series B1 Notes. The Series B1 Notes that are otherwise subject to optional or mandatory redemption shall be redeemed only if, as of the date of selection of Series B1 Notes for redemption and after giving effect to such redemption, the Senior Parity Percentage will be equal to at least the Required Senior Parity Percentage, and the Parity Percentage will be equal to at least the Required Parity Percentage.

     (e) Redemption of Additional Series of Notes. The Issuer shall determine in a Supplemental Indenture the redemption provisions applicable to additional series of notes issued under such Supplemental Indenture. The Issuer may determine to redeem such additional series of notes before redeeming the 2002 Series A1&B1 Notes.

     (f) Notice of Redemption. The Indenture Trustee shall cause notice of any redemption to be given by mailing a copy of the notice by first-class mail to the Auction Agent and the Noteholder of any 2002 Series A1&B1 Notes designated for redemption in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 12 days prior to the redemption date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of such 2002 Series A1&B1 Notes for which no such failure or defect occurs.

     (g) Partial Redemption. If less than all of the 2002 Series A1&B1 Notes are to be redeemed or purchased pursuant to Section 2.02(a) or (b) hereof, the Series of Notes to be redeemed shall be determined by the Issuer; provided, however, in the absence of any direction by the Issuer, the Series of Notes to be redeemed shall be selected first from the Series B1 Notes to the extent permitted hereby and, thereafter, in descending numerical order of the series designation; provided, however, that the Issuer shall not direct the Indenture Trustee to redeem any Series of Notes prior to the expiration of the Initial Period (as defined in Appendix A to this Supplemental Indenture) applicable to that Series. If less than all Outstanding Notes of any Series of 2002 Series A1&B1 Notes are to be redeemed, the particular Notes of that Series to be redeemed will be determined by lot in such manner as the Indenture Trustee shall determine. In case a 2002 Series A1&B1 Note is of a denomination larger than an Authorized Denomination, a portion of such Note (in an Authorized Denomination) may be redeemed. Upon surrender of any 2002 Series A1&B1 Note for redemption in part only, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver to the Noteholder thereof, the cost of which shall be paid by the Issuer, a new 2002 Series A1&B1 Note or 2002 Series A1&B1 Notes of the same Series, maturity and of Authorized Denominations, in an aggregate principal amount equal to the unredeemed portion of the 2002 Series A1&B1 Note surrendered.

     Section 2.03 Delivery of 2002 Series A1&B1 Notes. Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the 2002 Series A1&B1 Notes and deliver the 2002 Series A1&B1 Notes to The Depository Trust Company; provided, however, prior to the delivery by the Indenture Trustee of any of the 2002 Series A1&B1 Notes, there shall have been filed with or delivered to the Indenture Trustee the following:

          (a) An Issuer Order authorizing the execution and delivery of this Supplemental Indenture and the issuance of the 2002 Series A1&B1 Notes.

          (b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture.


          (c) Rating letters from each Rating Agency confirming (i) that the Series A1 Notes have been rated "AAA" by Fitch, "Aaa" by Moody's and "AAA" by S&P and (ii) that the Series B1 Notes have been rated not lower than "A" by Fitch, "A3" by Moody's and "A" by S&P.

     Section 2.04 Trustee's Authentication Certificate. The Indenture Trustee's authentication certificate upon the 2002 Series A1&B1 Notes shall be substantially in the forms provided in Exhibits A-1 and A-2 hereto. No 2002 Series A1&B1 Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Indenture Trustee at the written direction of the Issuer; and such certificate of the Indenture Trustee upon any 2002 Series A1&B1 Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder. The Indenture Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Indenture Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the 2002 Series A1&B1 Notes issued hereunder.

     Section 2.05 No Proceeds From Issuance of 2002 Series A1&B1 Notes. The Issuer will not receive any proceeds upon the issuance and delivery of the 2002 Series A1&B1 Notes.

     Section 2.06 Excess Reserve Fund Amounts. On any date on which the amount on deposit in the Reserve Fund exceeds the Reserve Fund Requirement, the Indenture Trustee, at the direction of the Administrator, shall transfer such excess from the Reserve Fund to the Revenue Fund for application on the next Payment Date.

     Section 2.07 Forms of 2002 Series A1&B1 Notes. The 2002 Series A1&B1 Notes shall be in substantially the form set forth in Exhibits A-1 and A-2 hereto, each with such variations, omissions and insertions as may be necessary.

     Section 2.08 Regarding Acquisition Fund. The Indenture Trustee shall have transferred to the Revenue Fund all moneys remaining in the Acquisition Fund immediately after December 31, 2002; provided, however, that the transfer of such moneys may be delayed upon receipt of a Rating Confirmation with respect to such delay.

                                   Article III

                               General Provisions


     Section 3.01 Date of Execution. This Supplemental Indenture for convenience
and for the purpose of reference is dated as of February     , 2003.
                                                         ---


     Section 3.02 Laws Governing. It is the intent of the parties hereto that this Supplemental Indenture shall in all respects be governed by the laws of the State of Ohio.

     Section 3.03 Severability. If any covenant, agreement, waiver, or part thereof in this Supplemental Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Supplemental Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Supplemental Indenture shall be construed as if the same were not included herein.

     Section 3.04 Exhibits and Appendices. The terms of each Exhibit and Appendix attached to this Supplemental Indenture are incorporated herein in all particulars.

                                   Article IV

                     Amendment and Ratification of Indenture

     Section 4.01 Previous Amendments to Indenture. The sections of the Indenture and Appendix A amended and restated by Article IV of the 2002-2 Series A&B Supplemental Indenture are hereby ratified, approved and confirmed, and included herein by reference.

     Section 4.02 Amendment to Section 6.17 of Indenture. Section 6.17 of the Indenture shall is hereby amended to include the following:

          Standard & Poor's
          Corporate & Government Ratings
          55 Water Street, 39th Floor
          New York, New York 10041-0003
          Fax: 212-438-7820
          Attention: Managing Director

     Section 4.03 Addition of Section 6.25 of Indenture. A new Section 6.25 shall be added to the Indenture and shall read as follows:

     "Section 6.25 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. An Indenture Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated."

     Section 4.04 Addition of Section 8.18 of Indenture. A new Section 8.18 shall be added to the Indenture and shall read as follows:

     "Section 8.18 Undertaking for Costs. The Issuer and the Indenture Trustee agree, and each Noteholder by acceptance of an Note shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant;

     but the provisions of this Section 8.18 shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group thereof, in each case holding in the aggregate more than ten percent (10%) of the Outstanding principal amount of the Notes or
     (iii) any suit instituted by any Noteholder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note in accordance with Section 5.12 hereof."

     Section 4.05 Amendment to Section 11.04 of Indenture. Section 11.04 of the Indenture is hereby amended by adding a paragraph to the end of that section and shall read as follows:


          "Within sixty (60) days after each April 15 of each year commencing with the April 15 following the first issuance of Notes under this Supplemental Indenture, if required by Section 313(a) of the Trust Indenture Act, the Indenture Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such April 15 with respect to any of the events specified in such Section 313(a) which may have occurred since the later of the immediately preceding April 15 or the date of this Indenture. The Indenture Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the time specified therein. Reports pursuant to this Section 11.04 shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act."


     Section 4.06 Addition of Section 11.05 of Indenture. A new Section 11.05 shall be added to the Indenture and shall read as follows:

     "Section 11.05 Compliance Certificates and Opinions.

          (a) Except as otherwise specifically provided in the Indenture or in this Supplemental Indenture, upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, including, without limitation, any action relating to authentication and delivery of any Notes, the release or the release and substitution of property subject to the lien and security interest of the Indenture or in this Supplemental Indenture or the satisfaction and discharge of the Indenture or in this Supplemental Indenture, the Issuer shall furnish (i) a Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an opinion of counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) if required by the Trust Indenture Act, a certificate from a firm of independent certified public accountants meeting the applicable requirements of this Section 11.05, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of the Indenture or in this Supplemental Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture shall include: (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) Prior to the deposit of any property or securities with the Indenture Trustee that is to be made the basis for the release of any property subject to the lien created by the Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.05(a) or elsewhere in the Indenture or in this Supplemental Indenture, furnish to the Indenture Trustee (1) a Certificate certifying or stating the opinion of each person signing such Certificate as to the fair value (within 90 days of such deposit) to the Issuer of the property or securities to be so deposited,
     (2) an opinion of counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of the Indenture and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in favor of the Indenture Trustee, for the benefit of the Indenture Trustee, created by the Indenture or in this Supplemental Indenture in the property or securities to be so deposited, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective, and (3) evidence that each of the Rating Agencies then rating any Outstanding Notes have confirmed that such action will not result in a reduction, qualification or withdrawal of the then-current rating of any of the Notes.

          (c) Whenever the Issuer is required to furnish to the Indenture Trustee a Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraph (b) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to paragraph (b) above and this paragraph (c), is ten percent (10%) or more of the Outstanding principal amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof set forth in the related Certificate is less than $25,000 or less than one percent (1%) of the Outstanding Amount of the Notes.

          (d) Other than with respect to any release described in clause (1) or
     (2) of paragraph (f) below, whenever any property or securities are to be released from the lien created by the Indenture, the Issuer shall also furnish to the Indenture Trustee a Certificate certifying or stating the opinion of each person signing such Certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

          (e) Whenever the Issuer is required to furnish to the Indenture Trustee a Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraph (d) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property or securities or of all other property or securities (other than property described in clauses (1) and (2) of paragraph (f) below) released from the lien created by the Indenture since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to paragraph (d) above and this paragraph (e), equals ten percent (10%) or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any release of property or securities, if the fair value thereof set forth in the related Certificate is less than $25,000 or less than one percent (1%) of the Outstanding Amount of the Notes.

          (f) Notwithstanding any other provision of this Section 11.05, the Issuer may, without compliance with the other provisions of this Section 11.05, (1) collect, liquidate, sell or otherwise dispose of Financed Student Loans as and to the extent permitted or required by the Indenture, including, without limitation, Section 5.2 thereof, and the Servicing Agreement, and (2) make cash payments out of the Funds and Accounts as and to the extent permitted or required by the Indenture.

          (g) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (h) Any certificate or opinion of an Authorized Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officer of any Servicer or the Issuer, stating that the information with respect to such factual matters is in the possession of such Servicer or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (i) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          (j) Whenever in the Indenture or in this Supplemental Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of granting such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report, as the case may be, of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing, shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI hereof.

          (k) Nothing in this Section 11.05 shall be construed either as requiring the inclusion in the Indenture or in this Supplemental Indenture of provisions that the Issuer shall furnish to the Indenture Trustee any other evidence of compliance with the conditions and covenants provided for in the Indenture or in this Supplemental Indenture than the evidence specified in this Section 11.05, or as preventing the inclusion of such provisions in the Indenture or in this Supplemental Indenture, if the parties hereto agree."

     Section 4.07 Addition of Section 11.06 of Indenture. A new Section 11.06 shall be added to the Indenture and shall read as follows:

          "Section 11.06 Incorporation by Reference of Trust Indenture Act. Whenever the Indenture or this Supplemental Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following terms used in the Trust Indenture Act shall have the following meanings insofar as such terms are incorporated into this Indenture pursuant to this Section 11.06.

          "Commission" shall mean the Commission.

          "indenture securities" shall mean the Notes issued and Outstanding under this Indenture.

          "indenture security holder" shall mean a Noteholder.

          "indenture to be qualified" shall mean the Indenture.

          "indenture trustee" or "institutional trustee" shall mean the Indenture Trustee.

          "obligor" on the indenture securities shall mean the Issuer.

          All other terms from the Trust Indenture Act used in this Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by Commission rule shall have the meaning assigned to them by such definition in the Trust Indenture Act."

     Section 4.08 Ratification of Indenture. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Supplemental Indenture. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

     Section 4.09 Ratification of Supplemental Indentures. The provisions of the 2002-1 Series A&B Supplemental Indenture and the 2002-2 Series A&B Supplemental Indenture are hereby ratified, approved and confirmed as to any Unregistered Notes that are not exchanged pursuant to the Exchange Offer and remain Outstanding. The provisions of the Third Supplemental Indenture are hereby ratified, approved and confirmed.

     In Witness Whereof, the Issuer has caused this Supplemental Indenture to be executed in its name and on its behalf by the Co-Owner Trustee; the Indenture Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its name and behalf; and the Trust Eligible Lender Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its name and behalf, all in multiple counterparts, each of which shall be deemed an original, and the Issuer, the Indenture Trustee and the Trust Eligible Lender Trustee have caused this Supplemental Indenture to be dated as of the date herein above first shown, although actually executed on the dates shown in the acknowledgments hereafter appearing.

                                 Education Funding Capital Trust-I,
                                      By Fifth Third Bank,  not in its
                                      individual  capacity,  but solely as
                                      Co-Owner Trustee on behalf of the
                                      Trust


                                      By:
                                          ------------------------------------
                                      Name:
                                      Title:


                                 Fifth Third Bank, not in its individual
                                        capacity but solely as Indenture Trustee


                                 By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                 Fifth Third Bank, not in its individual
                                        capacity but solely as Trust Eligible
                                        Lender Trustee


                                 By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   Appendix A

                         Certain Terms and Provisions of
                             the Auction Rate Notes

                                    Article I

                                   Definitions

     Except as provided below in this Section, all terms that are defined in Appendix A of the Indenture and Article I of this Supplemental Indenture shall have the same meanings, respectively, in this Appendix A as such terms are given in the Indenture and Article I of this Supplemental Indenture. In addition, the following terms shall have the following respective meanings:

     "All Hold Rate" shall mean the Applicable LIBOR Rate less .20%; provided, that in no event shall the applicable All Hold Rate be greater than the applicable Maximum Rate.

     "Applicable LIBOR Rate" means, (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR.

     "Auction" shall mean the implementation of the Auction Procedures on an Auction Date.

     "Auction Agent" shall mean the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

     "Auction Agent Agreement" shall mean the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

     "Auction Agent Fee" has the meaning set forth in the Auction Agent
Agreement.

     "Auction Date" shall mean (a) initially, with respect to the Series A1-1 Notes, February 11, 2003; with respect to the Series A1-2 Notes, May 13, 2003; with respect to the Series A1-3 Notes, May 20, 2003; and with respect to the Series A1-4 Notes, August 19, 2003, and (b) upon expiration of the Initial Period with respect to the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes, and for all other Series of Notes, the Business Day immediately preceding the first day of each Auction Period for each respective Series, other than:

          (a) each Auction Period commencing after the ownership of the applicable Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository;

          (b) each Auction Period commencing after and during the continuance of a Payment Default; or

          (c) each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.02(h) of this Appendix A.

     "Auction Note Interest Rate" shall mean each variable rate of interest per annum borne by Auction Rate Notes for each Auction Period and determined in accordance with the provisions of Sections 2.01 and 2.02 of this Appendix A; provided, however, that in the event of a Payment Default, the Auction Note Interest Rate shall equal the applicable Non-Payment Rate; provided further, however, that such Auction Note Interest Rate shall in no event exceed the lesser of the Net Loan Rate and the Maximum Rate.

     "Auction Period" shall mean the Interest Period applicable to each Series of Auction Rate Notes during which time the Auction Note Interest Rate for such Series is determined pursuant to Section 2.02(a) of this Appendix A, which Auction Period shall begin on an Interest Rate Adjustment Date and initially shall consist generally of 28 days for the Auction Rate Notes, as the same may be adjusted pursuant to Section 2.02(g) of this Appendix A.

     "Auction Period Adjustment" shall mean an adjustment to the Auction Period as provided in Section 2.02(g) of this Appendix A.

     "Auction Procedures" shall mean the procedures set forth in Section 2.02(a) of this Appendix A by which the Auction Rate is determined.

     "Auction Rate" shall mean the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 2.02(a)(iii)(B) of this Appendix A.

     "Auction Rate Notes" shall mean, collectively, the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes, the Series A1-4 Notes, the Series A1-5 Notes, the Series A1-6 Notes, the Series A1-7 Notes, Series A1-8 Notes, the Series A1-9 Notes, the Series A1-10 Notes, the Series A1-11 Notes, the Series A1-12 Notes, the Series A1-13 Notes, the Series B1-1 Notes, and the Series B1-2 Notes.

     "Authorized Denominations" shall mean $50,000 and any integral multiple thereof.

     "Available Auction Rate Notes" has the meaning set forth in Section 2.02(a)(iii)(A)(1) of this Appendix A.

     "Bid" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix
A.

     "Bid Auction Rate" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Bidder" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Book-entry Form" or "Book-entry System" shall mean a form or system under which (a) the beneficial right to principal and interest may be transferred only through a book entry, (b) physical securities in registered form are issued only to a Securities Depository or its nominee as Noteholder, with the securities "immobilized" to the custody of the Securities Depository, and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.


     "Broker-Dealers" shall mean William R. Hough & Co., with respect to the Series A1-1 Notes through the Series A1-11 Notes and the Series B1-1 Notes and the Series B1-2 Notes, and shall mean Salomon Smith Barney Inc., with respect to the Series A1-12 Notes and the Series A1-13 Notes, and any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer pursuant to Section 2.02(f) of this Appendix A, and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.



     "Broker-Dealer Agreements" shall mean the agreements between the Auction Agent and the Broker-Dealers, and approved by the Issuer, pursuant to which the Broker-Dealers agree to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. The Broker-Dealer Agreements shall be in substantially the form of each Broker-Dealer Agreement among the Issuer, the Auction Agent, and each respective Broker-Dealer.


     "Broker-Dealer Fee" has the meaning set forth in the Auction Agent
Agreement.

     "Business Day" shall mean any day other than a Saturday, Sunday, holiday or day on which banks located in the City of New York, New York, or the New York Stock Exchange, the Indenture Trustee or the Auction Agent, are authorized or permitted by law or executive order to close or such other date as may be agreed to in writing by the Auction Agent, the Broker-Dealers and the Issuer.

     "Cap Rate" shall mean, with respect to any Interest Period applicable to the Auction Rate Notes, the lesser of (i) the applicable Maximum Rate and (ii) the Net Loan Rate in effect for such Interest Period.

     "Carry-over Amount" shall mean, for any Interest Period during which interest is calculated at the Net Loan Rate, the excess, if any, of (a) the amount of interest on an Auction Rate Note that would have accrued with respect to the related Interest Period at the lesser of (i) the applicable Auction Rate and (ii) the Maximum Rate over (b) the amount of interest on such Auction Rate Note actually accrued with respect to such Auction Rate Note with respect to such Interest Period based on the Net Loan Rate, together with the unreduced portion of any such excess from prior Interest Periods; provided that any reference to "principal" or "interest" in the Indenture and the Auction Rate Notes shall not include within the meanings of such words any Carry-over Amount or any interest accrued on any Carry-over Amount.

     "Effective Interest Rate" shall mean, with respect to any Financed Student Loan, the interest rate per annum payable by the borrower as of the last day of the calendar quarter borne by such Financed Student Loan after giving effect to any reduction in such interest rate pursuant to borrower incentives, (a) less all accrued rebate fees on such Financed Student Loan constituting Consolidation Loans paid during such calendar quarter expressed as a percentage per annum and
(b) plus all accrued Interest Benefit Payments and Special Allowance Payments applicable to such Financed Student Loan during such calendar quarter expressed as a percentage per annum.

     "Eligible Carry-over Make-up Amount" shall mean, with respect to each Interest Period relating to the Auction Rate Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Auction Rate Notes in respect to such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Auction Rate, together with the unreduced portion of any such excess from prior Interest Periods and (b) the aggregate Carry-over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period.


     "Exchange Date" shall mean the Date of Issuance of the Series A1 Notes and the Series B1 Notes, pursuant to the Exchange Offer and the Exchange Offer Registration Statement.


     "Existing Owner" shall mean (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Owner Registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and (b) with respect to and for the purpose of dealing with the Broker-Dealers in connection with an Auction, a Person who is a beneficial owner of Auction Rate Notes.

     "Existing Owner Registry" shall mean the registry of Persons who are owners of the Auction Rate Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

     "Hold Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.


     "Initial Auction Agent" shall mean Deutsche Bank Trust Company Americas, a New York banking corporation, and its successors and assigns.



     "Initial Auction Agent Agreement" shall mean the Auction Agent Agreement by and among the Issuer, the Indenture Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

     "Initial Payment Dates" shall mean, with respect to the Series A1-1 Notes, February 12, 2003; with respect to the Series A1-2 Notes, May 14, 2003; with respect to the Series A1-3 Notes, May 21, 2003; with respect to the Series A1-4 Notes, August 20, 2003.

     "Initial Period" shall mean, with respect to the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes, the period commencing on May 22, 2002 and continuing through the day immediately preceding the Initial Rate Adjustment Date for such Notes.

     "Initial Rate" shall mean 2.58% for the Series A1-1 Notes, 2.93% for the Series A1-2 Notes, 2.86% for the Series A1-3 Notes, and 3.25% for the Series A1-4 Notes.

     "Initial Rate Adjustment Date" shall mean, with respect to the Series A1-1 Notes, February 12, 2003; with respect to the Series A1-2 Notes, May 14, 2003; with respect to the Series A1-3 Notes, May 21, 2003; and, with respect to the Series A1-4 Notes, August 20, 2003.

     "Interest Period" shall mean, with respect to the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes, the Initial Period and, with respect to each Series of Auction Rate Notes, each period commencing on an Interest Rate Adjustment Date for such Series and ending on and including the day before (a) the next Interest Rate Adjustment Date for such Series or (b) the Stated Maturity of such Series, as applicable.

     "Interest Rate Adjustment Date" shall mean the date on which an Auction
Note Interest Rate is effective, and shall mean, with respect to the Auction Rate Notes, the date of commencement of each Auction Period.

     "Interest Rate Determination Date" shall mean, with respect to the Auction Rate Notes, the Auction Date, or if no Auction Date is applicable to such Series, the Business Day immediately preceding the date of commencement of an Auction Period.


     "Market Agent" shall mean William R. Hough & Co., and its successors and assigns.


     "Market Agent Agreement" shall mean the Market Agent Agreement by and among the Market Agent, the Issuer and the Indenture Trustee, as the same may be amended from time to time.

     "Maximum Rate" means the least of (a) either (i) the Applicable LIBOR Rate plus 1.50% (if the ratings assigned by Fitch, Moody's and S&P to the Auction Rate Notes are "AAA," "Aaa" and "AAA," respectively, or better) or (ii) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by Fitch, Moody's and S&P to the Auction Rate Notes is less than "AAA," "Aaa" and "AAA," respectively, and greater than or equal to "A-," "A3" and "A-," respectively), or (iii) the Applicable LIBOR Rate plus 3.50% (if any one of the ratings assigned by Fitch, Moody's and S&P to the Auction Rate Notes is less than "A-," "A3" and "A-," respectively), and (b) the highest rate the Issuer may legally pay, from time to time, as interest on the Auction Rate Notes. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given written notice pursuant to the Auction Agent Agreement.

     "Net Loan Rate" shall mean, with respect to any Interest Period applicable to the Auction Rate Notes, the rate of interest per annum (rounded to the next highest one-hundredth of one percent) equal to (a) the weighted average Effective Interest Rate of the Financed Student Loans for the calendar quarter immediately preceding such Interest Period, as determined by the Administrator on the last day of such calendar quarter, less (b) the Program Expense Percentage, as determined by the Administrator on the last day of each calendar year. In making the determinations in (a) and (b) of this definition of "Net Loan Rate," the Administrator shall take into account as an increase to such Net Loan Rate the receipt of any Counterparty Derivative Payment and as a decrease to such Net Loan Rate any Issuer Derivative Payment. The determinations made by the Administrator in (a) and (b) of this definition of "Net Loan Rate" shall be given in writing to the Auction Agent, the Indenture Trustee and the Broker-Dealers immediately upon their respective calculation dates.

     "Non-Payment Rate" shall mean One-Month LIBOR plus 1.50%.

     "Notes" shall mean, collectively, the Series A1-1 Notes through the Series A1-13 Notes, the Series B1-1 Notes and the Series B1-2 Notes; the Series A-1 Notes through the Series A-13 Notes, the Series B-1 Notes and the Series B-2 Notes.

     "One-Month LIBOR," "Three-Month LIBOR," "Six-Month LIBOR" or "One-Year LIBOR," shall mean the rate per annum fixed by the British Bankers' Association at 11:00 a.m., London time (BBA Libor rate), relating to quotations for London Interbank Offered Rates on U.S. dollar deposits for the Applicable LIBOR Rate, as determined by the Auction Agent or Indenture Trustee, as applicable. Such rate may be available on the Internet at www.bba.org.uk. If such a day is not a business day in London, the most recently fixed London Interbank Offered Rates on U.S. dollar deposits for the Applicable LIBOR Rate shall be used. If the rate is no longer available from such source, the Auction Agent or Indenture Trustee, as applicable, will ascertain the rate in good faith from such sources as it shall determine to be comparable to such source. All percentages resulting from such calculations shall be rounded upwards, if necessary, to the nearest one-hundredth of one percent.

     "Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Payment Date" shall mean, (a) initially, with respect to the with respect to the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes, the applicable Initial Payment Dates, (b) so long as a series of the Notes bears interest at an Auction Note Interest Rate for an Interest Period of not greater than 180 days, the Business Day immediately following the expiration of the related Auction Period thereafter and (c) if and for so long as a series of Notes bears interest at an Auction Note Interest Rate for an Interest Period of greater than 180 days, the first Business Day of each June and December.

     "Payment Default" shall mean, with respect to the Auction Rate Notes, (a) a default in the due and punctual payment of any installment of interest on such Auction Rate Notes, or (b) a default in the due and punctual payment of any interest on and principal of such Auction Rate Notes at their maturity.

     "Potential Owner" shall mean any Person (including an Existing Owner that is (a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Owner thereof, an additional principal amount of Auction Rate Notes).


     "Program Expense Percentage" shall mean, the percentage that all Program Expenses (other than Consolidation Loan rebate fees) estimated for the next 12 months represent of the principal amount of the Notes, which as of December 31, 2002 is 0.60%, and which the Administrator shall calculate annually on the last day of each calendar year. Any adjustment in the Program Expense Percentage shall be effective beginning on the first Interest Rate Determination Date following each such calculation.


     "Regular Record Date" shall mean, with respect to each Payment Date, the Business Day immediately preceding such Payment Date.

     "Sell Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

     "Submission Deadline" shall mean 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which the Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Hold Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Submitted Sell Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

     "Substitute Auction Agent" shall mean the Person with whom the Issuer and the Indenture Trustee enter into a Substitute Auction Agent Agreement.

     "Substitute Auction Agent Agreement" shall mean an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 2.02(e) of this Appendix A agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under this Appendix A.

     "Sufficient Bids" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

                                   Article II

                               Terms and Issuance

     Section 2.01 Auction Rate and Carry-over Amounts. During the Initial Period, each of the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes shall bear interest at the Initial Rate for such Series. Each of the Series A1-5 Notes, Series A1-6 Notes, Series A1-7 Notes, Series A1-8 Notes, Series A1-9 Notes, Series A1-10 Notes, Series A1-11 Notes, Series A1-12 Notes, Series A1-13 Notes, Series B1-1 Notes and Series B1-2 Notes shall bear interest at the Auction Note Interest Rate in effect for the Auction Period corresponding to each of the Series A-5 Notes, Series A-6 Notes, Series A-7 Notes, Series A-8 Notes, Series A-9 Notes, Series A-10 Notes, Series A-11 Notes, Series A-12 Notes, Series A-13 Notes, Series B-1 Notes and Series B-2 Notes, respectively, as of the Exchange Date.

     Each Series of Auction Rate Notes, except (a) with respect to an Auction Period Adjustment, or (b) during the Initial Period with respect to the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes, shall bear interest at an Auction Note Interest Rate based on a 28-day Auction Period for the Auction Rate Notes, as determined pursuant to this
Section 2.01 and Section 2.02 of this Appendix A.

     For the Auction Rate Notes during the Initial Period and each Auction Period, interest at the applicable Auction Note Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

     The Auction Note Interest Rate to be borne by the Auction Rate Notes (except during the Initial Period with respect to the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes) for each Auction Period until an Auction Period Adjustment, if any, shall be determined as described below. Each such Auction Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and terminate on and include (i) the first Business Day of the following fourth week in the case of the Series A1-8 Notes, the Series A1-10 Notes, the Series A1-11 Notes and the Series A1-13 Notes, (ii) the second Business Day of the following fourth week in the case of the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes, and (iii) the third Business Day of the following fourth week in the case of the Series A1-12 Notes and the Series B1-2 Notes, and (iv) the fourth Business Day of the following fourth week in the case of the Series A1-5 Notes, the Series A1-6 Notes, the Series A1-7 Notes, the Series A1-9 Notes and the Series B1-1 Notes; provided, however, that the Auction Period that immediately follows the Initial Period for each of the Series A1-1 Notes, the Series A1-2 Notes, the Series A1-3 Notes and the Series A1-4 Notes, shall commence on the Interest Rate Adjustment Date. The Auction Note Interest Rate of the Auction Rate Notes for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.02(a) of this Appendix A; provided that, if on any Interest Rate Determination Date, an Auction is not held for any reason, the following Business Day shall be considered the Interest Rate Determination Date and an Auction is to be held on such date. If an Auction is not held for any reason on such date, then the Auction Note Interest Rate on such Auction Rate Notes for the next succeeding Auction Period shall be the applicable Cap Rate.

     Notwithstanding the foregoing:

          (a) if the ownership of an Auction Rate Note is no longer maintained in Book-entry Form, the Auction Note Interest Rate on the Auction Rate Notes for any Interest Period commencing after the delivery of certificates representing Auction Rate Notes pursuant to this Supplemental Indenture shall equal the Cap Rate; or

          (b) if a Payment Default shall have occurred, the Auction Note Interest Rate on the Auction Rate Notes for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

     In accordance with Section 2.02(a)(iii)(B) and (C) of this Appendix A, the Auction Agent shall promptly give written notice to the Indenture Trustee and the Issuer of each Auction Note Interest Rate (unless the Auction Note Interest Rate is the applicable Non-Payment Rate) and the Maximum Rate when such rate is not the Auction Note Interest Rate, applicable to the Auction Rate Notes. The Indenture Trustee shall, upon request, notify the Noteholders and the Issuer of Auction Rate Notes of the applicable Auction Note Interest Rate applicable to such Auction Rate Notes for each Auction Period not later than the third Business Day of such Auction Period. Notwithstanding any other provision of the Auction Rate Notes or this Supplemental Indenture and except for the occurrence of a Payment Default, interest payable on the Auction Rate Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the applicable Maximum Rate in effect for such Auction Period.

     If the Auction Rate for the Auction Rate Notes is greater than the Net Loan Rate, then the Auction Note Interest Rate applicable to such Auction Rate Notes for that Interest Period will be the Net Loan Rate and the Issuer shall determine the Carry-over Amount, if any, with respect to such Auction Rate Notes for such Interest Period.

     Such Carry-over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Indenture Trustee) from the Payment Date for the Interest Period with respect to which such Carry-over Amount was calculated, until paid. Any payment in respect of Carry-over Amount shall be applied, first, to any accrued interest payable thereon and, second, in reduction of such Carry-over Amount. For purposes of this Supplemental Indenture and this Appendix A, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-over Amount or any interest accrued on any such Carry-over Amount. Such Carry-over Amount shall be separately calculated for each Auction Rate Note by the Issuer during such Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Carry-over Amount as required in the next succeeding sentence. Not less than four days before the Payment Date for an Interest Period with respect to which such Carry-over Amount has been calculated by the Issuer, the Indenture Trustee shall give written notice to each Noteholder, the Auction Agent and the Issuer, in the form provided by the Issuer, of the Carry-over Amount applicable to each Auction Rate Note, which written notice may accompany the payment of interest made to the Noteholder on such Payment Date. Such notice shall state, in addition to such Carry-over Amount, that, unless and until an Auction Rate Note has been redeemed (other than by optional redemption), after which all accrued Carry-over Amounts (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-over Amount (and interest accrued thereon) shall be paid with respect to such Auction Rate Note, (a) the Carry-over Amount (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Indenture Trustee pursuant to an Issuer Order on an Auction Rate Note on the earliest of (i) the date of defeasance of any of the Auction Rate Notes or (ii) the first occurring Payment Date with respect to the Auction Rate Note (or on the date of any such optional redemption) if and to the extent that (A) the Eligible Carry-over Make-up Amount with respect to such subsequent Interest Period is greater than zero, and (B) moneys are available pursuant to the terms of the Indenture in an amount sufficient to pay all or a portion of such Carry-over Amount (and interest accrued thereon), and (b) interest shall accrue on the Carry-over Amount at a rate equal to One-Month LIBOR until such Carry-over Amount is paid in full or is cancelled.

     The Carry-over Amount (and interest accrued thereon) for Auction Rate Notes shall be paid by the Indenture Trustee pursuant to an Issuer Order on Outstanding Auction Rate Notes on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the first occurring Payment Date if and to the extent that (i) the Eligible Carry-over Make-up Amount with respect to such Interest Period is greater than zero, and (ii) on such Payment Date there are sufficient moneys in the Revenue Fund to pay all interest due on the Auction Rate Notes on such Payment Date, to redeem any Auction Rate Notes required to be redeemed on such Payment Date in accordance with the Indenture and to fund amounts required to be added to the Reserve Fund on such Payment Date. Any Carry-over Amount (and any interest accrued thereon) on any Auction Rate Note that is due and payable on a Payment Date, which Auction Rate Note is to be redeemed (other than by optional redemption) on said Payment Date, shall be paid to the Noteholder thereof on said Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Appendix A; provided, however, that any Carry-over Amount (and any interest accrued thereon) that is not yet due and payable on said Payment Date shall be cancelled with respect to said Auction Rate Note that is to be redeemed (other than by optional redemption) on said Payment Date and shall not be paid on any succeeding Payment Date. To the extent that any portion of the Carry-over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Indenture Trustee on the earliest of (a) the date of defeasance of any of the Auction Rate Notes or (b) the next occurring Payment Date or Dates, as necessary, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Payment Date on which the Indenture Trustee pays only a portion of the Carry-over Amount (and any interest accrued thereon) on Auction Rate Notes, the Indenture Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Noteholder of such Auction Rate Note receiving such partial payment of the Carry-over Amount remaining unpaid on such Auction Rate Note.

     The Payment Date or other date on which such Carry-over Amount (or any interest accrued thereon) for Auction Rate Notes shall be paid shall be determined by the Indenture Trustee in accordance with the provisions of the immediately preceding paragraph and the Indenture, and the Indenture Trustee shall make payment of the Carry-over Amount (and any interest accrued thereon) in the same manner as, and from the same Fund from which, it pays interest on the Auction Rate

Notes on a Payment Date. Any payment of Carry-over Amounts (and interest accrued thereon) shall reduce the amount of Eligible Carry-over Make-up Amount.

     In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Note Interest Rate with respect to Auction Rate Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Auction Note Interest Rate for the next succeeding Interest Period, which Interest Period shall be an Auction Period, for Auction Rate Notes shall be the applicable Cap Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine the Cap Rate, the Cap Rate shall be determined by the securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions of this Appendix A and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

     Section 2.02 Auction Rate.

     (a) Determining the Auction Rate. By purchasing Auction Rate Notes, whether in an Auction or otherwise, each purchaser of Auction Rate Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed
(x) to participate in Auctions on the terms described herein, (y) to have its beneficial ownership of the Auction Rate Notes maintained at all times in Book-entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (z) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

     So long as the ownership of Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, an Existing Owner may sell, transfer or otherwise dispose of Auction Rate Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Notes through a Broker-Dealer; provided that, in the case of all transfers other than pursuant to Auctions, such Existing Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer.

     Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner:

     (i) (A) Prior to the Submission Deadline on each Auction Date;

               (1) each Existing Owner of Auction Rate Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                    a. the principal amount of Outstanding Auction Rate Notes, if any, owned by such Existing Owner that such Existing Owner desires to continue to own without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                    b. the principal amount of Outstanding Auction Rate Notes, if any, that such Existing Owner offers to sell if the Auction
               Note Interest

               Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Owner; and/or

                    c. the principal amount of Outstanding Auction Rate Notes, if any, owned by such Existing Owner that such Existing Owner offers to sell without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

               and

               (2) one or more Broker-Dealers may contact Potential Owners to determine the principal amount of Auction Rate Notes that each Potential Owner offers to purchase, if the Auction Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Owner.

     The statement of an Existing Owner or a Potential Owner referred to in (1) or (2) of this paragraph (A) is herein referred to as an "Order," and each Existing Owner and each Potential Owner placing an Order is herein referred to as a "Bidder"; an Order described in clause (1)a. is herein referred to as a "Hold Order"; an Order described in clauses (1)b. and (2) is herein referred to as a "Bid"; and an Order described in clause (1)c. is herein referred to as a "Sell Order."

          (B) (1) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by an Existing Owner shall constitute an irrevocable offer to sell:

                    a. the principal amount of Outstanding Auction Rate Notes
               specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be less than the rate specified therein; or

                    b. such principal amount, or a lesser principal amount of
               Outstanding Auction Rate Notes to be determined as set forth in
               Section 2.02(a)(iv)(A)(4) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified therein; or

                    c. such principal amount, or a lesser principal amount of
               Outstanding Auction Rate Notes to be determined as set forth in
               Section 2.02(a)(iv)(B)(3) of this Appendix A, if the rate specified therein shall be higher than the applicable Maximum Rate and Sufficient Bids have not been made.

               (2) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

                    a. the principal amount of Outstanding Auction Rate Notes
               specified in such Sell Order; or

                    b. such principal amount, or a lesser principal amount of
               Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if Sufficient Bids have not been made.

               (3) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

                    a. the principal amount of Outstanding Auction Rate Notes
               specified in such Bid if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be higher than the rate specified in such Bid; or

                    b. such principal amount, or a lesser principal amount of
               Outstanding Auction Rate Notes set forth in Section 2.02(a)(iv)(A)(5) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified in such Bid.

          (ii) (A) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such
     Order:

               (1) the name of the Bidder placing such Order;

               (2) the aggregate principal amount of Auction Rate Notes that are the subject of such Order;

               (3) to the extent that such Bidder is an Existing Owner:

                    a. the principal amount of Auction Rate Notes, if any,
               subject to any Hold Order placed by such Existing Owner;

                    b. the principal amount of Auction Rate Notes, if any,
               subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

                    c. the principal amount of Auction Rate Notes, if any,
               subject to any Sell Order placed by such Existing Owner;

               and

               (4) to the extent such Bidder is a Potential Owner, the rate specified in such Potential Owner's Bid.

               (B) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth of 1%.

               (C) If an Order or Orders covering all Outstanding Auction Rate Notes owned by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner and not subject to an Order submitted to the Auction Agent.

               (D) Neither the Issuer, the Indenture Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

               (E) If any Existing Owner submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, such Orders shall be considered valid as follows and in the following order of priority:

                    (1) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner, and if the aggregate principal amount of Auction Rate Notes subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Notes owned by such Existing Owner, the aggregate principal amount of Auction Rate Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner.

                    (2) a. Any Bid shall be considered valid up to an amount
               equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to any Hold Order referred to in clause (A) of this paragraph (ii);

                         b. subject to subclause (2)a. of this clause (E), if
                    more than one Bid with the same rate is submitted on behalf of such Existing Owner and the aggregate principal amount of Outstanding Auction Rate Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                         c. subject to subclauses (2)a. and (2)b. of this clause
                    (E), if more than one Bid with different rates are submitted on behalf of such Existing Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                         d. in any such event, the amount of Outstanding Auction
                    Rate Notes, if any, subject to Bids not valid under this clause (E) shall be treated as the subject of a Bid by a Potential Owner at the rate therein specified; and

                    (3) All Sell Orders shall be considered valid up to an
               amount equal to the excess of the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner over the aggregate principal amount of Auction Rate Notes subject to Hold Orders referred to in clause (1) of this paragraph (E) and valid Bids referred to in clause (2) of this paragraph (E).

               (F) If more than one Bid for Auction Rate Notes is submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

               (G) An Existing Owner that offers to purchase additional Auction Rate Notes is, for purposes of such offer, treated as a Potential Owner.

               (H) Any Bid or Sell Order submitted by an Existing Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Owner covering an aggregate principal amount of Auction Rate Notes not equal to an Authorized Denomination shall be rejected.

               (I) Any Bid specifying a rate higher than the applicable Maximum Rate will (1) be treated as a Sell Order if submitted by an Existing Owner and (2) not be accepted if submitted by a Potential Owner.

               (J) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

          (iii) (A) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                    (1) the excess of the total principal amount of Outstanding
               Auction Rate Notes over the sum of the aggregate principal amount of Outstanding Auction Rate Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Notes"), and

                    (2) from the Submitted Orders whether:

                         a. the aggregate principal amount of Outstanding
                    Auction Rate Notes subject to Submitted Bids by Potential Owners specifying one or more rates equal to or lower than the applicable Maximum Rate;

               exceeds or is equal to the sum of:

                         b. the aggregate principal amount of Outstanding
                    Auction Rate Notes subject to Submitted Bids by Existing Owners specifying one or more rates higher than the applicable Maximum Rate; and

                         c. the aggregate principal amount of Outstanding
                    Auction Rate Notes subject to Submitted Sell Orders;

               (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause
               a. above shall be referred to collectively as "Sufficient Bids"); and

                    (3) if Sufficient Bids exist, the "Bid Auction Rate", which shall be the lowest rate specified in such Submitted Bids such that if:

                         a. (x) each Submitted Bid from Existing Owners
                    specifying such lowest rate and (y) all other Submitted Bids from Existing Owners specifying lower rates were rejected, thus entitling such Existing Owners to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bids; and

                         b. (x) each such Submitted Bid from Potential Owners
                    specifying such lowest rate and (y) all other Submitted Bids from Potential Owners specifying lower rates were accepted;

               the result would be that such Existing Owners described in subclause a. above would continue to own an aggregate principal amount of Outstanding Auction Rate Notes that, when added to the aggregate principal amount of Outstanding Auction Rate Notes to be purchased by such Potential Owners described in subclause b. above, would equal not less than the Available Auction Rate Notes.

               (B) Promptly after the Auction Agent has made the determinations pursuant to Section 2.02(a)(iii)(A) of this Appendix A, the Auction Agent shall advise the Indenture Trustee, the Broker-Dealers and the Issuer of the Net Loan Rate, Maximum Rate and the All Hold Rate and the components thereof on the Auction Date. Based on such determinations, the Auction Rate for the next succeeding Interest Period will be established as follows:

                    (1) if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

                    (2) if Sufficient Bids do not exist (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable Maximum Rate; or

                    (3) if all Outstanding Auction Rate Notes are subject to
               Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable All Hold Rate.

               (C) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Indenture Trustee of the Auction Note Interest Rate, which rate shall be the lesser of (x) the Auction Rate and (y) the applicable Maximum Rate.

          (iv) Existing Owners shall continue to own the principal amount of Auction Rate Notes that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (A).

     If the Maximum Rate is less than the Auction Rate, the Maximum Rate will be the Auction Note Interest Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Notes are subject to Submitted Hold Orders), the Auction Note Interest Rate will be the applicable Maximum Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (B).

               (A) If Sufficient Bids have been made and the Maximum Rate is equal to or greater than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of clauses (4) and (5) of this Section 2.02(a)(iv), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                    (1) Existing Owners' Submitted Bids specifying any rate that is higher than the Auction Note Interest Rate shall be accepted, thus requiring each such Existing Owner to sell the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                    (2) Existing Owners' Submitted Bids specifying any rate that is lower than the Auction Note Interest Rate shall be rejected, thus entitling each such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                    (3) Potential Owners' Submitted Bids specifying any rate
               that is lower than the Auction Note Interest Rate shall be accepted;

                    (4) Each Existing Owners' Submitted Bid specifying a rate
               that is equal to the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owner to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Notes (the "remaining principal amount") equal to the excess of the Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2) and (3) of this Section 2.02(a)(iv)(A), in which event such Submitted Bid of such Existing Owner shall be rejected in part, and such Existing Owner shall be entitled to continue to own the principal amount of Auction Rate Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A; and

                    (5) Each Potential Owner's Submitted Bid specifying a rate that is equal to the Auction Note Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Notes obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Notes over the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clauses (2), (3) and (4) of this
               Section 2.02(a)(iv)(A) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Notes subject to Submitted

               Bids made by all such Potential Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A.

               (B) If Sufficient Bids have not been made (other than because all of the Outstanding Auction Rate Notes are subject to submitted Hold Orders), or if the Maximum Rate is less than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Maximum Rate), subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                    (1) Existing Owners' Submitted Bids specifying any rate that is equal to or lower than the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owners to continue to own the aggregate principal amount of Auction Rate Notes subject to such Submitted Bids;

                    (2) Potential Owners' Submitted Bids specifying (x) any rate that is equal to or lower than the Auction Note Interest Rate shall be accepted and (y) any rate that is higher than the Auction Note Interest Rate shall be rejected; and

                    (3) each Existing Owner's Submitted Bid specifying any rate that is higher than the Auction Note Interest Rate and the Submitted Sell Order of each Existing Owner shall be accepted, thus entitling each Existing Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Notes obtained by multiplying the aggregate principal amount of Auction Rate Notes subject to Submitted Bids described in clause (2)(x) of this Section 2.02(a)(iv)(B) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes owned by such Existing Owner subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Notes subject to all such Submitted Bids and Submitted Sell Orders.

               (C) If all Auction Rate Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

               (D) If, as a result of the procedures described in paragraph (A) or (B) of this Section 2.02(a)(iv), any Existing Owner would be entitled or required to sell, or any Potential Owner would be entitled or required to purchase, a principal amount of Auction Rate Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Notes to be purchased or sold by any Existing Owner or Potential Owner so that the principal amount of Auction Rate Notes purchased or sold by each Existing Owner or Potential Owner shall be equal to an Authorized Denomination.

               (E) If, as a result of the procedures described in paragraph (B) of this Section 2.02(a)(iv), any Potential Owner would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Notes for purchase among Potential Owners so that only Auction Rate Notes in Authorized Denominations are purchased by any Potential Owner, even if such allocation results in one or more of such Potential Owners not purchasing any Auction Rate Notes.

          (v) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Notes to be purchased and the aggregate principal amount of Auction Rate Notes to be sold by Potential Owners and Existing Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Notes to be sold differs from such aggregate principal amount of Auction Rate Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Notes.

          (vi) Any calculation by the Auction Agent or the Indenture Trustee, as applicable, of the Auction Note Interest Rate, the Maximum Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

          (vii) Notwithstanding anything in this Appendix A to the contrary, (A) no Auction for the Auction Rate Notes for an Auction Period of less than 180 days will be held on any Auction Date hereunder on which there are insufficient moneys in the Revenue Fund to pay, or otherwise held by the Indenture Trustee under the Indenture and available to pay, the principal of and interest due on the Auction Rate Notes on the Payment Date immediately following such Auction Date, and (B) no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default. The Indenture Trustee shall promptly notify the Auction Agent of any such occurrence.

     (b) Application of Interest Payments for the Auction Rate Notes.

          (i) The Indenture Trustee shall determine not later than 2:00 p.m., eastern time, on the Business Day next succeeding a Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Indenture Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Indenture Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

          (ii) Not later than 2:00 p.m., eastern time, on each anniversary of the Exchange Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Auction Agent Fee as set forth in the Auction Agent Agreement as set forth in the Servicer's Report. Not later than 2:00 p.m., eastern time, on each Auction Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Indenture Trustee shall, from time to time at the request of the Auction Agent and at the direction of an Authorized Officer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Revenue Fund.

     (c) Calculation of Maximum Rate, All Hold Rate, Net Loan Rate, Applicable LIBOR Rate, and Non-Payment Rate. The Auction Agent shall calculate the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, on each Auction Date and shall notify the Indenture Trustee and the Broker-Dealers of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, as provided in the Auction Agent Agreement; provided, that if the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form, or if a Payment Default has occurred, then the Indenture Trustee shall determine the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate for each such Interest Period. If the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository, the Indenture Trustee shall calculate the applicable Maximum Rate and the Net Loan Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of certificates representing the Auction Rate Notes pursuant to the Indenture. If a Payment Default shall have occurred, the Indenture Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Indenture Trustee of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate.

     (d) Notification of Rates, Amounts and Payment Dates.

          (i) By 12:00 noon, eastern time, on the Business Day following each Regular Record Date, the Indenture Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Payment Date to the beneficial owners of Auction Rate Notes.

          (ii) At least four days prior to any Payment Date, the Indenture Trustee shall:

               (A) confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository,
          (1) the date of such next Payment Date and (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.02(b)(ii) of this Appendix A; and

               (B) advise the Securities Depository, so long as the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on such next Payment Date to the beneficial owners of each Series of the Auction Rate Notes.

     If any day scheduled to be a Payment Date shall be changed after the Indenture Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Indenture Trustee shall, not later than 11:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Payment Date or the old Payment Date, by such means as the Indenture Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Notes is maintained in Book-entry Form by the Securities Depository.

     (e) Auction Agent.

          (i) Deutsche Bank Trust Company Americas is hereby appointed as Initial Auction Agent to serve as agent for the Issuer in connection with Auctions. The Indenture Trustee and the Issuer will, and the Indenture Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Deutsche Bank Trust Company Americas, as the Initial Auction Agent. Any Substitute Auction Agent shall be (A) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Indenture Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (B) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Appendix A by giving at least 90 days' notice to the Indenture Trustee, each Broker-Dealer and the Issuer. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of an Authorized Officer or by the holders of a majority of the aggregate principal amount of the Auction Rate Notes then Outstanding, and if by such Noteholders, by an instrument signed by such Noteholders or their attorneys and filed with the Auction Agent, the Issuer and the Indenture Trustee upon at least 90 days' written notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent

     Agreement if, within 25 days after notifying the Indenture Trustee, each Broker-Dealer and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

          (ii) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Indenture Trustee at the direction of an Authorized Officer, shall use its best efforts to appoint a Substitute Auction Agent.

          (iii) The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

     (f) Broker-Dealers.

          (i) The Auction Agent will enter into a Broker-Dealer Agreement with William R. Hough & Co., as the sole initial Broker-Dealer for Series A1-1 Notes, Series A1-2 Notes, Series A1-3 Notes, Series A1-4 Notes, Series A1-5 Notes, Series A1-6 Notes, Series A1-7 Notes, Series A1-8 Notes, Series A1-9 Notes, Series A1-10 Notes, Series A1-11 Notes and Series B1-1 Notes and Series B1-2 Notes, and Salomon Smith Barney Inc., as the sole initial Broker-Dealer for Series A1-12 Notes and Series A1-13 Notes. An Authorized Officer may, from time to time, approve one or more additional persons to serve as a Broker-Dealer under the Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Indenture Trustee and the Auction Agent.

          (ii) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

     (g) Changes in Auction Period or Periods and Certain Percentages.

          (i) While any of the Auction Rate Notes are Outstanding, the Issuer may, from time to time, change the length of one or more Auction Periods (an "Auction Period Adjustment"), to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Notes. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Market Agent, which consent shall not be unreasonably withheld, not later than nine days prior to the Auction Date for such Auction Period. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the

     Indenture Trustee, the Auction Agent, the Market Agent, each Broker-Dealer, each Rating Agency and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E attached hereto at least 10 days prior to the Auction Date for such Auction Period.

          (ii) Any such adjusted Auction Period shall not be less than 7 days nor more than 366 days.

          (iii) An Auction Period Adjustment shall take effect only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F attached hereto, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the written consent of the Market Agent and, (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this Section
     2.02 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be the applicable Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

     In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

     (h) Changes in the Auction Date. The Market Agent, with the written consent of the Administrator on behalf of the Issuer, may specify a different Auction Date (but in no event more than five Business Days earlier than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.01 of this Appendix A) with respect to one or more specified Auction Periods to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on the Auction Rate Notes. The Market Agent shall deliver a written request for consent to such change in the length of the Auction Date to the Administrator at least 14 days prior to the effective date of such change. If the Administrator shall have delivered such written consent to the Market Agent, the Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Indenture Trustee, the Auction Agent, the Issuer, the Administrator, each Rating Agency and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G attached hereto.

     In connection with any change described in this Section 2.02(h), the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

     Section 2.03 Additional Provisions Regarding the Interest Rates on the Auction Rate Notes. The determination of an Auction Note Interest Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Noteholders of the Auction Rate Notes to which such Auction Note Interest Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.


     In no event shall the cumulative amount of interest paid or payable on the Auction Rate Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Notes under applicable law and are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Notes or related documents) calculated from the Date of Issuance of the Series A Notes, the Series B Notes, the Series A1 Notes and the Series B1 Notes, as applicable, through any subsequent day during the term of the Auction Rate Notes or otherwise prior to payment in full of the Auction Rate Notes exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Notes or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction Rate Notes, or if the redemption or acceleration of the maturity of the Auction Rate Notes results in payment to or receipt by the Noteholder or any former Noteholder of the Auction Rate Notes of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Notes or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Notes shall be credited on the principal balance of the Auction Rate Notes (or, if the Auction Rate Notes have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Notes and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Notes and under the related documents.

                                   EXHIBIT A-1

                             FORM OF SERIES A1 NOTES

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                     A-2-1

                                   EXHIBIT A-2

                             FORM OF SERIES B1 NOTES

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                     A-2-1

                                    EXHIBIT B


                            NOTICE OF PAYMENT DEFAULT

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                SERIES 2002
                                            ----

     NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Auction Rate Notes identified above. The next Auction for the Auction Rate Notes will not be held. The Auction Rate for the Auction Rate Notes for the next succeeding Interest Period shall be the Non-Payment Rate.

                                          FIFTH THIRD BANK, as Indenture Trustee


Dated:                                    By:
       ----------------------------           ----------------------------------

                                    EXHIBIT C


                        NOTICE OF CURE OF PAYMENT DEFAULT

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                SERIES 2002
                                            ----

     NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Auction Rate Notes identified above has been waived or cured. The next Payment Date is
                           and the Auction Date is                           .
--------------------------                         --------------------------

                                          FIFTH THIRD BANK, as Indenture Trustee


Dated:                                    By:
       ----------------------------           ----------------------------------

                                    EXHIBIT D


                       NOTICE OF PROPOSED CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                SERIES 2002
                                            ----

     Notice is hereby given that the Issuer proposes to change the length of one or more Auction Periods pursuant to the Indenture as follows:

     1. The change shall take effect on                , the Interest Rate
                                        ---------------
Adjustment Date for the next Auction Period (the "Effective Date").

     2. The Auction Period Adjustment in Paragraph 1 shall take place only if
(a) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Issuer, as required by the Indenture authorizing the change in length of one or more Auction Periods and (b) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

     3. If the condition referred to in (a) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (a) is met but the condition referred to in (b) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

     4. It is hereby represented, upon advice of the Auction Agent for the
Series        Notes described herein, that there were Sufficient Bids for such
       ------
Series       Notes at the Auction immediately preceding the date of this Notice.
       -----

     5. Terms not defined in this Notice shall have the meanings set forth in
the Indenture entered into in connection with the Series        Notes.
                                                         ------

                                          EDUCATION FUNDING CAPITAL TRUST-I


Dated:                                    By:
       ----------------------------           ----------------------------------

                                    EXHIBIT E


                      NOTICE ESTABLISHING CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                SERIES 2002
                                            -----

     Notice is hereby given that the Issuer hereby establishes new lengths for one or more Auction Periods pursuant to the Indenture:

     1. The change shall take effect on                , the Interest Rate
                                        ---------------
Adjustment Date for the next Auction Period (the "Effective Date").

     2. For the Auction Period commencing on the Effective Date, the Interest
Rate Adjustment Date shall be                , or the next succeeding Business
                              ---------------
Day if such date is not a Business Day.

     3. For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be [______________(date)
and every                   (number)                      (day of week)
          ------------------         ---------------------
thereafter] [every               (number)               (day of week) after the
                   --------------         --------------
date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in the Indenture.

     4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth
in the Indenture and our prior notice dated                 regarding the
                                            ---------------
proposed change.

     5. Terms not defined in this Notice shall have the meanings set forth in
the Indenture relating to the Series      Notes.
                                     ----

                                          EDUCATION FUNDING CAPITAL TRUST-I


Dated:                                    By:
       ----------------------------           ----------------------------------

                                    EXHIBIT F


                        NOTICE OF CHANGE IN AUCTION DATE

                        EDUCATION FUNDING CAPITAL TRUST-I
                    AUCTION RATE EDUCATION LOAN BACKED NOTES
                                SERIES 2002
                                            -----

     Notice is hereby given by William R. Hough & Co., as Broker-Dealer for the Auction Rate Notes, that with respect to the Auction Rate Notes, the Auction Date is hereby changed as follows:

     1. With respect to Series      Notes, the definition of "Auction Date"
                               ----
shall be deemed amended by substituting "               (number) Business Day"
                                         ---------------
in the second line thereof and by substituting "               (number) Business
                                                ---------------
Days" for "two Business Days" in subsection (d) thereof.

     2. This change shall take effect on                 which shall be the
                                         ---------------
Auction Date for the Auction Period commencing on                .
                                                  ---------------

     3. The Auction Date for the Series      Notes shall be subject to further
                                        ----
change hereafter as provided in the Indenture.

     4. Terms not defined in this Notice shall have the meaning set forth in the
Indenture relating to the Series      Notes.
                                 ----

                                        William R. Hough & Co., as Broker-Dealer


Dated:                                  By:
       ----------------------------         ------------------------------------